UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	April 9, 2008

Patriot Scientific Corporation
(Exact Name of Registrant as Specified in Charter)

California	0-22182	84-1070278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6183 Paseo Del Norte, Suite 180, Carlsbad, CA 92011
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code		760-547-2700

(None)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On April 9, 2008, Patriot Scientific Corporation (the “Company”) issued a press release describing the financial results of its operations for the fiscal quarter ended February 29, 2008.

On April 10, 2008, the Company issued a press release consisting of a letter from the Company’s chief executive officer to the shareholders of the Company.

Exhibits

99.1           Press Release, dated April 9, 2008.

99.2           Press Release, dated April 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

Patriot Scientific Corporation (Registrant)

Date: April 10, 2008	By:	/s/ Frederick C. Goerner Frederick C. Goerner, Chief Executive Officer

EXHIBIT INDEX

Exhibits:

Exhibit 99.1                                Press Release, dated April 9, 2008.

Exhibit 99.2                                Press Release, dated April 10, 2008.